                                LEASE AGREEMENT



LANDLORD:           525 VIRGINIA DRIVE ASSOCIATES LIMITED PARTNERSHIP
                    a Pennsylvania limited partnership
                    443 South Gulph Road
                    King of Prussia, Pennsylvania 19406



TENANT:             BIO-PHARM PHARMACEUTICS SERVICES, INC.
                    a Delaware corporation
                    425 Delaware Drive
                    Fort Washington, Pennsylvania 19034-2703



PREMISES:           525 Virginia Drive
                    Fort Washington, Upper Dublin Township
                    Montgomery County, Pennsylvania.



DATE OF LEASE:      December 3, 1996

                               TABLE OF CONTENTS

PREAMBLE...........................................................................  1

  Basic Lease Provisions and Definitions...........................................  1
  --------------------------------------

ARTICLE ONE........................................................................  2

  PREMISES AND TERM................................................................  2
  -----------------
    Section 1.01.  Grant of Lease..................................................  2
                   --------------
    Section 1.02.  Term of Lease...................................................  3
                   -------------

ARTICLE TWO........................................................................  4

  RENT.............................................................................  4
  ----
    Section 2.01.  Fixed Basic Rent................................................  4
                         ----------
    Section 2.02.  Additional Rent.................................................  4
                   ---------------
    Section 2.03.  Manner of Payment...............................................  4
                   -----------------
    Section 2.04.  Partial Months..................................................  4
                   --------------
    Section 2.05.  Late Charge.....................................................  4
                   -----------

ARTICLE THREE......................................................................  5

  EXPENSES AND TAXES...............................................................  5
  ------------------
    Section 3.01.  Tenant's Obligations............................................  5
                   --------------------
    Section 3.02.  Installment Payment.............................................  5
                   -------------------
    Section 3.03.  Apportionment of Taxes; Tenant's Proportionate Share of Taxes...  5
                   -------------------------------------------------------------
    Section 3.04.  Receipts........................................................  5
                   --------
    Section 3.05.  Right to Contest Taxes..........................................  5
                   ----------------------
    Section 3.06.  Taxes and Impositions Payable by Landlord.......................  6
                   -----------------------------------------
    Section 3.07.  Utilities.......................................................  6
                   ---------
    Section 3.08.  Insurance.......................................................  6
                   ---------

ARTICLE FOUR.......................................................................  6

  CONSTRUCTION OF IMPROVEMENTS.....................................................  6
  ----------------------------
    Section 4.01.  Landlord Improvements...........................................  6
                   ---------------------
    Section 4.02.  Tenant Work.....................................................  7
                   -----------
    Section 4.03.  Time for Completion.............................................  8
                   -------------------
    Section 4.04   Delays in Substantial Completion................................  8
                   --------------------------------
    Section 4.05.  Signs...........................................................  9
                   -----

ARTICLE FIVE.......................................................................  9

  USE AND COMPLIANCE WITH LAWS; ENVIRONMENTAL COVENANTS............................  9
  -----------------------------------------------------
    Section 5.01.  Use of Premises.................................................  9
                   ---------------
    Section 5.02.  Compliance with Law.............................................  9
                   -------------------
    Section 5.03.  Right to Contest................................................  9
                   ----------------

ARTICLE SIX........................................................................ 10

  REPRESENTATIONS AND WARRANTIES................................................... 10
  ------------------------------
    Section 6.01.  Landlord's Representations and Warranties....................... 10
                   -----------------------------------------
    Section 6.02.  Brokerage Commissions........................................... 11
                   ---------------------
ARTICLE SEVEN...................................................................... 12

  INDEMNIFICATION.................................................................. 12
  ---------------
    Section 7.01.  Tenant's Indemnity.............................................. 12
                   ------------------

    Section 7.02.  Landlord's Indemnity...........................................  12
                   --------------------
ARTICLE EIGHT.....................................................................  13

  MAINTENANCE AND REPAIRS.........................................................  13
  -----------------------
    Section 8.01.  Tenant's Obligations...........................................  13
                   --------------------
    Section 8.02.  Landlord's Obligations.........................................  13
                   ----------------------
    Section 8.04   Access to Premises.............................................  13
                   ------------------
    Section 8.05.  Landlord as Building Manager; Manager's Fee....................  14
                   -------------------------------------------

ARTICLE NINE......................................................................  14

  ALTERATIONS.....................................................................  14
  -----------
    Section 9.01.  Structural Alterations.........................................  14
                   ----------------------
    Section 9.02.  Non-Structural Alterations.....................................  14
                   --------------------------
    Section 9.03   Mechanics' Liens...............................................  14
                   ----------------
    Section 9.04.  Status of Improvements; "As Built" Drawings....................  15
                   -------------------------------------------

ARTICLE TEN.......................................................................  15

  INSURANCE AND DAMAGE............................................................  15
  --------------------
    Section 10.01.  Insurance.....................................................  15
                    ---------
    Section 10.02.  Damage or Casualty............................................  15
                    ------------------
    Section 10.03.  Cooperation in Actions........................................  16
                    ----------------------
    Section 10.04.  Notice of Casualty............................................  16
                    ------------------
    Section 10.05.  Waiver of Subrogation; Rights Under Insurance Policies........  16
                    ------------------------------------------------------

ARTICLE ELEVEN....................................................................  17

  CONDEMNATION....................................................................  17
  ------------
    Section 11.01.  Condemnation..................................................  17
                    ------------
    Section 11.02.  Total Condemnation............................................  17
                    ------------------
    Section 11.03.  Partial Condemnation..........................................  17
                    --------------------

ARTICLE TWELVE....................................................................  18

  DEFAULT.........................................................................  18
  -------
    Section 12.01.  Events of Default; Termination................................  18
                    ------------------------------
    Section 12.02.  Remedies......................................................  18
                    --------
    Section 12.03.  Non-Waiver....................................................  19
                    ----------
    Section 12.04.  Rights and Remedies Cumulative................................  20
                    ------------------------------
    Section 12.05.  Waiver of Trial by Jury.......................................  20
                    -----------------------

ARTICLE THIRTEEN..................................................................  20

  QUIET ENJOYMENT; SUBORDINATION..................................................  20
  ------------------------------
    Section 13.01.  Quiet Enjoyment...............................................  20
                    ---------------
    Section 13.02.  Subordination, Non-Disturbance and Attornment.................  20
                    ---------------------------------------------
    Section 13.03.  Tenant Estoppel Certificate...................................  21
                    ---------------------------
    Section 13.04.  Landlord's Lien Waiver........................................  21
                    ----------------------

ARTICLE FOURTEEN..................................................................  21

  OPTION TO RENEW LEASE...........................................................  21
  ---------------------
    Section 14.01.  Option to Renew...............................................  21
                    ---------------
    Section 14.02.  Adjustment to Fixed Basic Rent................................  21
                    ------------------------------

ARTICLE FIFTEEN...................................................................  22

  OPTION TO PURCHASE AND RIGHT OF FIRST REFUSAL...................................  22
  ---------------------------------------------
    Section 15.01.  Tenant's Option to Purchase...................................  22
                    ---------------------------

    Section 15.02.  Tenant's Right of First Refusal...............................  23
                    -------------------------------
    Section 15.03.  Memorandum of Lease and Option to Purchase....................  24
                    ------------------------------------------

ARTICLE SIXTEEN...................................................................  24

  MISCELLANEOUS...................................................................  24
  -------------
    Section 16.01.  Assignment; Sublease..........................................  24
                    --------------------
    Section 16.02.  Notice........................................................  25
                    ------
    Section 16.03   Signage.......................................................  26
                    -------
    Section 16.04.  Survival of Valid Terms.......................................  26
                    -----------------------
    Section 16.05.  Covenants to Bind and Benefit Respective Parties..............  26
                    ------------------------------------------------
    Section 16.06.  Captions and Headings.........................................  26
                    ---------------------
    Section 16.07.  Governing Law.................................................  26
                    -------------
    Section 16.08   Confidentiality...............................................  26
                    ---------------
    Section 16.09   Lease Guaranty................................................  27
                    --------------
    Section 16.10   Counterparts..................................................  27
                    ------------

                                LEASE AGREEMENT
                                ---------------


     THIS LEASE (the "Lease") is made as of the 3rd day of December, 1996 between 525 VIRGINIA DRIVE ASSOCIATES LIMITED PARTNERSHIP, a Pennsylvania limited partnership (herein referred to as "Landlord") whose address is 443 South Gulph Road, King of Prussia, Pennsylvania 19406 and BIO-PHARM PHARMACEUTICS SERVICES, INC., a Delaware corporation (herein referred to as "Tenant") whose address is Four Valley Square, 512 Township Line Road, Blue Bell, PA 19422.

                                PREAMBLE

                    Basic Lease Provisions and Definitions
                    --------------------------------------

     In addition to other terms elsewhere defined in this Lease, the following terms whenever used in this lease shall have only the meanings set forth in this section, unless such meanings are expressly modified, limited or expanded herein.

     A.   ADDITIONAL RENT shall mean any and all sums other than Fixed Basic
          ---------------
Rent which may be due from time to time from Tenant to Landlord pursuant to the terms of the Lease.

     B.   BROKERS shall mean Preferred Real Estate Advisors, Inc. and Julien J.
          -------
Studley, Inc.

     C.   BUILDING shall mean the commercial building situate at 525 Virginia
          --------
Drive, Fort Washington, Upper Dublin Township, Montgomery County, Pennsylvania, consisting of approximately 124,000 gross rentable square feet as shown on Exhibit "A" attached hereto.

     D.   DEMISED PREMISES OR PREMISES shall mean for Lease Year 1:
          ----------------------------
approximately 40,000 square feet of the Building, as described in Exhibit "A" and for Lease Year 2: approximately 80,000 square feet of the Building, as described in Exhibit "A" and for the balance of the Term and any Renewal Term, the entire Building.

     E.   EXHIBITS shall be the following, attached to this Lease, incorporated
          --------
herein and made a part hereof:



          Exhibit A      Description of Building
          Exhibit B-1    Plans and Specifications for Landlord Improvements
          Exhibit B-2    Plans and Specifications for Tenant Work
          Exhibit C      Permitted Exceptions
          Exhibit D      Memorandum of Lease
          Exhibit E      Form of Lease Guaranty

     F.   FIXED BASIC RENT shall mean:  Twelve Million Three Hundred Seventy
          ----------------
Eight Thousand and 00/l00 Dollars ($12,378,000.00), for the Term, payable as follows:


            Year             Yearly Payments              Equal Monthly Payments
            ----             ---------------              ----------------------
Lease Year 1           $220,000.00                      $18,333.34
Lease Year 2           $440,000.00                      $36,666.67
Lease Year 3 - 4       $806,000.00                      $67,166.67
Lease Year 5 - 6       $868,000.00                      $72,333.34
Lease Year 7 - 15      $930,000.00                      $77,500.00

     G.   RENT COMMENCEMENT DATE is as defined in Section 1.02 hereof.
          ----------------------

     H.   PERMITTED USES is as defined in Section 5.01
          --------------

     I.   PURCHASE OPTION is as defined in Article 15 hereof.
          ---------------

     J.   RENEWAL OPTION is as defined in Article 14 hereof.
          --------------

     K.   SECURITY DEPOSIT shall be Zero and 00/100 Dollars ($0.00)
          ----------------

     L.   TERM is as defined in Section 1.02 hereof.
          ----

     M.   GUARANTOR shall mean I.B.A.H., INC., a Delaware corporation.
          ---------

     For and in consideration of the covenants and mutual promises contained herein, and upon the terms and conditions set forth herein, and intending to be legally bound hereby, the parties hereby covenant and agree as follows:

                                  ARTICLE ONE

                               Premises and Term
                               -----------------

     Section 1.01.  Grant of Lease.  Landlord does hereby demise, lease and let
                    --------------
to Tenant and Tenant does hereby let from Landlord, upon and subject to all terms, covenants and conditions herein contained, the Premises. Notwithstanding that the Tenant shall not be occupying the entire Building until Lease Year 3, Landlord shall have no right to use or occupy, or lease to any third party, any portion of the Building, without Tenant's prior written consent in each instance. In addition to the Premises, Tenant shall have the right and license, to place or install temporary modular office and laboratory space on the grounds surrounding the Building, at a location reasonably satisfactory to Landlord, and provided that (i) Tenant has provided notice to Landlord of Tenant's intention and identified the proposed location of such modular office and laboratory space, and (ii) such temporary modular office and laboratory space is permitted under and complies with all applicable federal, state and local laws, regulations and code requirements and all of the terms of this Lease. Tenant and its contractors shall have access to the entire Premises during Lease Year 1, at Tenant's sole risk, for the purposes of commencing construction of improvements in anticipation of Tenant's occupancy and in accordance with Section 4.02 hereof.

     Section 1.02.  Term of Lease.  The term of this Lease ("Term") shall
                    -------------
include a preliminary term, as described in Section 1.02 (a) (the "Preliminary Term"); an initial term, as described in Section 1.02(b) (the "Initial Term") and certain Renewal Terms, as described in Article 14 hereof.

          (a) Preliminary Term.  The Preliminary Term shall commence on the date
              ----------------
this Lease is executed by all parties hereto, and shall terminate on the day prior to the commencement of the Initial Term. All of the terms and conditions set forth in this Lease shall apply during the Preliminary Term except for the provisions of Articles 2 and 3, it being the intention of the parties that during the Preliminary Term, Tenant shall have no obligation to pay Fixed Basic
Rent, Additional Rent or any other rent to Landlord.   During the Preliminary
Term, Tenant shall be permitted to enter the Demised Premises solely for the purpose of performing the Tenant Work (as defined below).

          (b) Initial Term.  The Initial Term of this Lease shall commence on
              -------------
the later to occur of the following: (i) January 15, 1997 or (ii) a date which is ten (10) days after the Landlord Improvements (as herein defined) have been substantially completed in accordance with Article 4 hereof. The Initial Term as determined above shall be set forth on a written notice from Landlord to Tenant, and the Initial Term of this Lease shall continue for a period of fifteen years, unless this Lease shall be renewed by the Tenant in accordance with Article 14 hereof or sooner terminated as hereinafter provided. (The date upon which the Initial Term commences is referred to hereinafter as the "Rent Commencement Date").

          (c) Renewal Terms.  Tenant shall have two consecutive options to
              -------------
extend the Initial Term of this Lease, in accordance with the provisions of
Article 14 hereof.

          (d) Lease Year.  The Lease Year 1 of the Term shall commence on the
              ----------
Rent Commencement Date and shall end (i) on the day immediately preceding the first anniversary of the Rent Commencement Date, if the Rent Commencement Date is the first day of the month, or (ii) on the last day of the month in which the first anniversary of the Rent Commencement Date occurs, if the Rent Commencement Date is any day other than the first day of a calendar month. Each subsequent lease year shall be a period of twelve (12) months commencing on the day immediately following the expiration of the prior lease year and expiring on the day immediately preceding the anniversary of the commencement of such lease year.

                                  ARTICLE TWO

                                     Rent
                                     ----

     Section 2.01.  Fixed Basic Rent.  Except as hereinafter provided, the
                    ----------------
minimum annual rent for such Lease Years is in the amounts set forth in the Preamble as "Fixed Basic Rent." The Fixed Basic Rent shall be payable during the Initial Term, in advance, without notice or demand, in equal monthly installments of one-twelfth of the annual amount, on the first day of each month during the Initial Term.

     Section 2.02.  Additional Rent.  All other amounts payable by Tenant
                    ---------------
hereunder, whether payable to Landlord or to third parties, including without limitation, Taxes pursuant to Section 3.01, insurance premiums, and utility charges, shall be considered additional rent ("Additional Rent") payable by Tenant hereunder. Tenant's obligation for the payment of Additional Rent shall commence upon the Rent Commencement Date.

     Section 2.03.  Manner of Payment.  All amounts payable under Section 2.01
                    -----------------
of this Lease, as well as all other amounts payable by Tenant to Landlord under the terms of this Lease, shall be paid, at the office of Landlord set forth above, or at such other place as Landlord shall from time to time designate by notice to Tenant. Tenant's obligation to pay the Fixed Basic Rent and Additional Rent shall survive the expiration of the Term.

     Section 2.04.  Partial Months. In the event that the Rent Commencement Date
                    --------------
is a day other than the first day of a calendar month, Fixed Basic Rent for the month in which the first anniversary of the Rent Commencement Date occurs shall be prorated such that the monthly payment of Fixed Basic Rent for such month shall be equal to the sum of (i) the monthly installment payment that is due during Lease Year 1, as set forth in Section F of the Preamble hereof divided by thirty (30) and multiplied by the number of days in such month prior to the anniversary of the Rent Commencement Date, plus (ii) the monthly installment payment that is due during Lease Year 2, as set forth in Section F of the Preamble hereof, divided by thirty (30) and multiplied by the number of days remaining in such month on and after the Rent Commencement Date..

     Section 2.05.  Late Charge. Landlord shall be entitled to receive from
                    -----------
Tenant a late charge equal to five percent (5%) of the amount of any payment or installment of Fixed Basic Rent and Additional Rent, or any portion thereof, if not received within ten (10) days of the date when due. The acceptance of any such payment by Landlord shall not be deemed to be a waiver of any other rights which Landlord may have under the provisions of this Lease or as provided by law.

                                 ARTICLE THREE

                            Taxes; Utility Charges
                            ----------------------

     Section 3.01.  Tenant's Obligations. Tenant will pay and discharge,
                    --------------------
punctually as and when the same shall become due and payable, but in any event not later than five (5) business days before any fine, penalty, interest or cost may be added thereto for nonpayment, all real estate taxes water charges and sewer charges (each such tax, water charge and sewer charge hereinafter sometimes called a "Tax").

     Section 3.02.  Installment Payment.  If by law any Tax is payable, or may
                    -------------------
at the option of the taxpayer be paid, in installments, Tenant may, whether or not interest shall accrue on the unpaid balance thereof, pay the same, and any accrued interest or any unpaid balance thereof, in installments as each installment becomes due and payable, but in any event not later than five (5) business days before any fine, penalty, interest or cost may be added thereto for nonpayment of any installment or interest.

     Section 3.03.  Apportionment of Taxes; Tenant's Proportionate Share of
                    -------------------------------------------------------
Taxes.  Any Tax, a part of which is within the Term and a part of which is
-----
subsequent to the Term, shall be apportioned and adjusted between Landlord and Tenant as of the expiration of the Term so that Landlord shall pay the amount of the Tax due after the expiration of the Term, and Tenant shall pay the remainder thereof. With respect to any Tax for public improvements or benefits which by law is payable in installments, a part of which is within the Term and a part of which is subsequent to the Term, Landlord shall pay the installments thereof which become due and payable with respect to periods of time subsequent to the expiration of the Term, and Tenant shall pay all such installments which become due and payable with respect to periods of time prior to the expiration of the Term.

     Section 3.04.  Receipts.  Tenant shall furnish to Landlord reasonable
                    --------
evidence of payment of any Tax, including official receipts from the appropriate taxing authority evidencing payment or other proof satisfactory to Landlord, not later than five (5) business days prior to the date that such Tax would have become delinquent or within ten (10) days after receipt by Tenant of such receipt or other evidence from the tax authority, whichever is earlier.

     Section 3.05.  Right to Contest Taxes.  Notwithstanding anything to the
                    ----------------------
contrary herein contained, if Tenant deems any Tax excessive or illegal, Tenant, upon prior written notice to Landlord, may defer payment thereof so long as (a) the validity or the amount thereof is contested by Tenant with diligence and in good faith, and (b) no tax sale or other action in connection therewith against the Premises or Landlord is threatened. So long as Tenant is not in default under this Lease, and in good faith and by appropriate legal action shall contest the validity of any Tax, and shall have established by deposit of cash with Landlord, or other securities satisfactory to Landlord, a reserve for the payment thereof in such amount as shall be subject to such contest, the Tenant shall not be required to pay the contested Tax or produce the required receipt while the reserve is maintained and so long as the contest that operates to prevent collection is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to

Tenant. Any such cash held in reserve with Landlord shall be deposited by Landlord with a federally insured financial institution in a separate escrow or trust account, and such funds shall not be co-mingled with other monies of the Landlord.

     Section 3.06.  Taxes and Impositions Payable by Landlord. Tenant shall not
                    -----------------------------------------
be required to pay any of the following Taxes which shall be imposed against Landlord by any governmental authority, whether federal, state, county, city, municipal, or otherwise:

          (a) any estate, inheritance, succession, transfer, legacy or gift tax which may be imposed upon or with respect to any transfer of Landlord's interest in the Premises;

          (b) any capital stock tax or other tax imposed against Landlord for the privilege or franchise of doing business; and

          (c) any federal, state or local income tax levied upon or against the income of Landlord.

     Section 3.07.  Utilities.  Tenant shall timely pay or cause to be paid all
                    ---------
charges for gas, electricity, light, heat, power, water, telephone or other communication service or other utility or service used, rendered or supplied to, upon or in connection with the Premises throughout the Term.

     Section 3.08.  Insurance.  Tenant shall pay or cause to be paid all
                    ---------
insurance premiums for the coverages required to be purchased and maintained by Tenant in accordance with Article 10 of this Lease.


                                 ARTICLE FOUR

                         Construction of Improvements
                         ----------------------------

     Section 4.01.  Landlord Improvements.  Landlord, at Landlord's sole cost
                    ---------------------
and expense, shall cause to be completed upon the Premises in accordance with all applicable federal, state and local laws, regulations, and code requirements, including all applicable zoning, building, electrical, health, safety, or fire code requirements, the code requirements and standards established in the most recent editions of "The BOCA National Building Code," and the federal law known as The Americans with Disabilities Act ("ADA")(collectively, the "Laws") affecting the Premises, and in a good and workmanlike manner, the following work (collectively, the "Landlord Improvements"), all in accordance with the plans and specifications attached hereto as Exhibit "B-2" (the "Plans and Specifications for Landlord Improvements" or the "Plans and Specifications"):

          (a) demolition of all interior improvements currently existing in the Premises, including but not limited to, the removal of any asbestos containing materials, polychlorinated biphenyls, underground storage tanks, and any "Hazardous Substances" or "Hazardous Waste" as defined under any "Environmental Laws" (defined below), and all partitions, ceiling and floor coverings, walls (except for structural or load bearing walls), and the removal of the rooftop HVAC units;

          (b) installation of new asphalt paving and striping of the existing parking lot, entrances and exits resulting in a total of 360 parking spaces on the Premises;

          (c) installation of new exterior lighting;

          (d) landscaping around the entire Building;

          (e) painting and stucco repair and/or replacement of the entire exterior of the Building; and

          (f) replacement of the entire roof on the Building; and

     Section 4.02.  Tenant Work.  Tenant shall cause to be completed upon the
                    -----------
Premises in accordance with applicable Laws, those improvements, other than the Landlord improvements, which are necessary or desirable to Tenant in order to make the Premises suitable for Tenant's use and occupancy ("Tenant Work"). Tenant Work shall be subject to the following conditions:

          (a) Not later than ten (10) days prior to commencing the Tenant Work, Tenant shall provide Landlord with plans and specifications of the Tenant Work, and the identity of the general contractor engaged by Tenant to perform the Tenant Work. Attached to this Lease as Exhibit "B-2" are any plans and specifications of the Tenant Work that Tenant has completed prior to the date hereof.

          (b) Tenant or Tenant's contractor shall, throughout the period of construction, procure and maintain builder's risk insurance coverage in an amount sufficient to cover the cost of Tenant Work, and naming the Tenant and Landlord as additional insureds, as their interests may appear.

          (c) Tenant shall promptly pay and discharge all costs, expenses, damages and other liabilities which may arise in connection with or by reason of the Tenant Work.

          (d) Tenant shall not permit the filing of any mechanic's lien and, within thirty (30) days after written notice of its existence thereof from Landlord shall discharge or bond over any mechanic's lien for material or labor claimed to have been furnished to the Premises on Tenant's behalf (except for work contracted for by Landlord). Prior to commencing any of the Tenant Work, Tenant shall (i) file waivers on behalf of each contractor waiving such contractor's right to file for or claim a mechanic's lien under Pennsylvania's Mechanic's Lien Law, and (ii) provide to Landlord a time-stamped copy of such filings.

          (e) The Tenant Work shall be completed in accordance with a the plans and specifications and construction schedule prepared by Tenant and attached hereto or provided to Landlord, subject to changes as may be approved by Tenant pursuant to a written change order signed by Tenant. Tenant shall provide Landlord with a copy of any change orders approved by Tenant, and any modification or revision to the plans and specifications resulting therefrom prior to commencing any change in the Tenant Work pursuant thereto, unless the change is of an urgent nature or if the prior delivery of such documentation to Landlord is otherwise not reasonably practicable under the circumstances and in such cases Tenant shall provide a copy of any such change orders, and any such modifications to plans and specifications to the Landlord, promptly following the execution of any such change orders or the completion of any such revised plans and specifications.

          (f) The Tenant Work will not weaken or impair the structural integrity or lessen the value of the Premises or any part thereof.

          (g) Not later than two (2) business days prior to commencement of the Tenant Work, Tenant shall obtain, at Tenant's sole cost and expense, all permits and approvals necessary for construction of the Tenant Work and shall provide a copy of same to Landlord promptly upon receipt.

     Section 4.03.  Time for Completion.  Subject only to delays caused by
                    -------------------
Tenant's actions, or delays caused by events wholly beyond the control of Landlord, the Landlord Improvements described in clauses (a) and (f) (except with respect to the portion of the roof above the office spaces in the Building) of Section 4.01 shall be substantially completed on or before the January 15, 1997. The Landlord Improvements pertaining to the removal and replacement of the roof above the office spaces in the Building shall be finally completed by no later than January 31, 1997. The Landlord Improvements described in clauses (b),
(c), (d) and (e) of Section 4.01, and any minor or cosmetic repairs that have not been completed by January 15, 1997, shall be finally completed by no later than May 31, 1997.
For purposes of Section 1.02 (b), and the last sentence of Section 4.04, the Landlord Improvements shall be deemed "substantially completed" when the Landlord Improvements described in clauses (a) and (f) (except with respect to the portion of the roof above the office spaces in the Building) have been completed, except for any minor or cosmetic repairs.

     Section 4.04   Delays in Substantial Completion.  If the Landlord is
                    --------------------------------
delayed for reasons other than those described in this Section 4.03, and fails to achieve substantial completion of the Landlord Improvements, or final completion of the Landlord Improvements, within the times provided herein, then the Tenant's sole and exclusive remedy for such failure shall be to recover from the Landlord the sum of $150.00 for each such calendar day substantial completion or final completion, as the case may be, is so delayed by Landlord and provided that such delay continues for five (5) business days following written notice by Tenant of such failure. The parties acknowledge and agree that it would be extremely difficult and impracticable under the presently known and anticipated circumstances to ascertain and fix the actual damages that the Tenant would incur should Landlord delay in achieving completion of the Landlord

Improvements within the times provided herein, and that the aforesaid stipulated liquidated damages is not punitive, but represents an acceptable sum to compensate Tenant for all such damages and losses. In accordance with Section 1.02(b), Tenant shall have no obligation to pay Fixed Basic Rent and Additional Rent or other charges payable by Tenant hereunder, and all such rent and other charges shall be abated, and the Rent Commencement Date shall not occur, until the Landlord Improvements have been substantially completed.

     Section 4.05.  Signs. Tenant shall not place, erect, construct, or install
                    -----
any signs on the exterior of the Premises or Building, except in accordance with applicable Laws. Tenant shall provide Landlord with a copy of all plans and specifications pertaining to any such exterior signs. Tenant shall be solely responsible for all costs and expenses associated with the construction or installation of any signs installed by Tenant. Any signs erected by Tenant shall remain the property of Tenant, who shall have the right to remove same upon the expiration of the Term, provided that the Premises shall be restored to its present condition, reasonable wear and tear excepted.


                                 ARTICLE FIVE

             Use and Compliance With Laws; Environmental Covenants
             -----------------------------------------------------


     Section 5.01.  Use of Premises. Tenant shall use and occupy the Premises as
                    ---------------
space for its offices, laboratories, and warehouse use in connection with the conduct of Tenant's business of manufacturing, testing and analyzing, packaging, and distribution of pharmaceutical products, and in support of Tenant's clinical research divisions, in accordance with Section 5.02 hereof, and for no other purpose. Tenant shall not place any weights in any portion of the Premises in excess of the floor load limits, as estimated by Tenant's engineer.

     Section 5.02.  Compliance with Law.  Tenant shall comply in all material
                    -------------------
aspects with all Laws respecting the occupancy, use, enjoyment, maintenance, management, improvement, repair, or alteration of the Premises, provided, however, that such obligation shall not include making any structural or system repairs to the Building, except for the Tenant Work or structural or system repairs to the Building required to correct damage caused by Tenant or Tenant's invitees. Tenant shall not be deemed to have violated this covenant solely because of non-compliance or alleged non-compliance with any regulation, order, direction or rule issued by the U.S. Food and Drug Administration, or any state agency or department with jurisdiction over Tenant's business operations, provided any such non-compliance does not impair or affect, in Landlord's reasonable judgment, in any material aspect, Tenant's ability to perform its other obligations under this Lease.

     Section 5.03.  Right to Contest. Tenant shall have the right, upon prior
                    ----------------
written notice to Landlord, to contest by appropriate legal proceedings, without cost or expense to Landlord, the validity of any Laws so long as (a) such contest is prosecuted in good faith, and (b) no sale or other action in connection therewith is threatened against the Premises or Landlord. If at any time, such a sale or other action against the Premises or Landlord is threatened, then Tenant either (i) shall comply with the Laws, or (ii) post such bonds or other security with the court or appropriate governmental authority in either event in sufficient time and amount to prevent such threat. Tenant agrees to indemnify and hold harmless Landlord against any and all liability, loss, damage, cost and expense which Landlord may sustain during the Term by reason of Tenant's contest, including but not limited to any penalties which may be levied or assessed against the Landlord or the Premises. In the event that any such contest by Tenant involves the dispute over the payment of any fine, penalty, or other charge, and so long as Tenant is not in default under this Lease, and in good faith and by appropriate legal action shall contest the validity of any such fine, penalty or charge, and shall have established by deposit of cash with Landlord, or other securities satisfactory to Landlord, a reserve for the payment thereof in such amount shall be subject to such contest , the Tenant shall not be required to pay the contested item or produce the required receipt while the reserve is maintained and so long as the contest that operates to prevent collection is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Tenant. Any such cash held in reserve with Landlord shall be deposited by Landlord with a federally insured financial institution in a separate escrow or trust account, and such funds shall not be co-mingled with other monies of the Landlord.


                                  ARTICLE SIX

                        Representations and Warranties
                        ------------------------------

     Section 6.01.  Landlord's Representations and Warranties.  Landlord hereby
                    -----------------------------------------
represents and warrants to Tenant as follows:

          (a) Landlord has or shall obtain good and indefeasible fee title to the Premises, subject only to those matters set forth on Exhibit "C" attached hereto (the "Permitted Exceptions") which matters do not adversely interfere with or prohibit Tenant's proposed use of the Premises. Tenant's obligations under this Lease are contingent upon Landlord first acquiring such title to the Premises with thirty (30) days of the date of this Lease. In the event that Landlord fails to obtain such title within such thirty (30) day period Tenant may elect to terminate this Lease upon written notice to Landlord of such election. Notwithstanding whether Tenant elects to terminate, Landlord shall indemnify, defend, and hold Tenant harmless from and against any liability, loss, cost and expense incurred by Tenant as a result of Landlord failing to acquire such title as aforesaid.

          (b) There is no claim, litigation, proceeding or governmental investigation pending, or, so far as is known to you, threatened, against or relating to the Premises, nor is there any basis known to Landlord for any such action.

          (c) The Premises comply, and upon completion the Landlord Improvements and Tenant Work, will comply, with all Laws, and are not in violation of any covenants, conditions or restrictions affecting the Premises.

          (d) There are no outstanding violations of any Laws respecting the Premises. Landlord covenants that it shall be solely responsible for alterations, construction, and improvements to the Landlord Improvements, as may be required by any applicable Laws.

          (e) The Leased Premises shall be ready for use and occupancy by Tenant, and all systems and improvements, including, but not limited to the roof, exterior walls, foundation, structural frame, water supply system, sewage disposal system, and electrical system shall be in good operating condition and repair at the Rent Commencement Date, except to the extent that any such systems or improvements are altered or modified by the Tenant Work.

          (f) To the best of Landlord's knowledge, based on the following environmental reports: (i) "Facility Closure Assessment and Remediation Activities Report Tele-Dynamics Division of Hamilton Standard Fort Washington, Pennsylvania," submitted by Baker Environmental, Inc., dated February, 1993,"
(ii) "Environmental Site Assessment Update of the Tele-Dynamics Facility Fort Washington, Pennsylvania," prepared by Baker Environmental, Inc., dated April, 1995," (iii) "(Draft) Phase I Environmental Site Assessment of the former Tele-Dynamics Facility Fort Washington, PA, TSD Job No. CRW96003" prepared by TSD Environmental Services, Inc., dated April, 1996, and (iv) "Underground Storage Tank Closure Assessment at the Hamilton Standard Division of UTC Tele-Dynamics Facility Ft. Washington, Pennsylvania," prepared by Baker Environmental, Inc., dated February, 1993," (collectively, the reports described in clauses (i) through (iv) are referred to herein as the "Environmental Assessment Reports"), and without any further investigation by Landlord, (A) neither Landlord, nor any prior owner, tenant, or operator of the Building has performed any activities which would subject the Building to liability under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq.
                                                           ------      -- ---
("CERCLA"), or any other environmental or quasi-environmental law, statute, act, rule, regulation or ordinance enacted by a municipal, county, state or federal governmental entity or agency (all of the foregoing along with any and all amendments thereof and supplements thereto, are hereinafter referred to individually as an "Environmental Law" and collectively as the "Environmental Laws"); (B) the Building is not now and has never been in violation of any Environmental Law; and (C) neither Landlord, nor any prior owner, tenant, or operator of the Building have used the Building to refine, produce, store, handle, transfer, process, transport or dispose of any "Hazardous Substances" or "Hazardous Waste" as defined under any Environmental Laws, except strictly in accordance with all such Environmental Laws. Landlord acknowledges that Tenant has not undertaken any independent environmental assessment of the Premises, and has executed and accepted the Lease in reliance upon the Environmental Assessment Reports provided by Landlord and above representations and warranty of Landlord.

     Section 6.02.  Brokerage Commissions.  Landlord and Tenant warrant to each
                    ---------------------
other that neither has dealt with any broker or other intermediary with respect to this transaction or the Premises in any manner which would create a right to a commission other than with the Brokers, whose compensation Landlord has separately agreed to pay. Landlord authorizes and directs Preferred Real Estate Advisors, Inc. to share its commissions on the rent paid by Tenant to Landlord with Julien J. Studley, Inc., acting as agent for Tenant.

                                 ARTICLE SEVEN

                                Indemnification
                                ---------------

     Section 7.01.  Tenant's Indemnity.  Subject to Section 10.05 hereof, Tenant
                    ------------------
will protect, indemnify and hold harmless Landlord and its agents, affiliates, subsidiaries, parent companies and the officers and directors thereof, from and against any and all claims, actions, damages, liability and expense (including fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property in or about the Premises or arising out of the occupancy or use of the Premises by Tenant or its Agents or occasioned wholly or in part by any act or omission of Tenant or its Agents, whether during the Term, except to the extent such loss, injury or damage was caused by the negligence or willful misconduct of Landlord or its agents. In case any action or proceeding is brought against Landlord and/or its agents, affiliates, parent companies, officers, directors by reason of the foregoing, Tenant, at its expense, shall resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Landlord and its Agents) designated by the insurer whose policy covers such occurrence or by counsel designated by Tenant and approved by Landlord. Tenant's obligations pursuant to this Section 7.01 shall survive the expiration or termination of this Lease.

     Section 7.02.  Landlord's Indemnity.  Subject to Section 10.05 hereof,
                    --------------------
Landlord will protect, indemnify and hold harmless Tenant and its agents, affiliates, subsidiaries, parent companies, and the officers and directors thereof, from and against any and all claims, actions, damages, liability and expense (including fees of attorneys, investigators and experts) in connection with loss of life, personal injury or damage to property in or about the Premises occasioned wholly or in part by any act or omission of Landlord or its agents, during the Term, except to the extent such loss, injury or damage was caused by the negligence or willful misconduct of Tenant or its agents. In case any action or proceeding is brought against Tenant and/or its agents, affiliates, parent companies, officers, directors by reason of the foregoing, Landlord, at its expense, shall resist and defend such action or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Tenant and its agents) designated by the insurer whose policy covers such occurrence or by counsel designated by Landlord and approved by Tenant. Landlord's obligations pursuant to this Section 7.02 shall survive the expiration or termination of this Lease. Landlord agrees that Landlord shall be solely responsible for and shall indemnify and defend and save Tenant harmless from any loss, damage, or liability caused by the presence of any asbestos containing materials, polychlorinated biphenyls, underground storage tanks, or any "Hazardous Substances" or "Hazardous Waste" that were refined, produced, stored, handled, transferred, processed, transported or disposed of on the Premises prior to the Rent Commencement Date.

                                 ARTICLE EIGHT

                            Maintenance and Repairs
                            -----------------------

     Section 8.01.  Tenant's Obligations.  Subject to Landlord's obligations set
                    --------------------
forth in this Lease, Tenant shall, throughout the Term, keep the Premises in good working order and condition, at Tenant's sole cost and expense, including all driveways, parking areas, curbs, landscaped areas, and sidewalks, and other improvements now or hereafter erected thereon, including but not limited to the roof, HVAC equipment, finishes, plumbing, lighting and other improvements now or hereafter located upon the Building, or any part of the Premises. Tenant shall, at Tenant's sole cost and expense, during the entire Term, engage a reputable and licensed mechanical contractor to provide routine preventive maintenance service on the heating, ventilation and air conditioning equipment ("HVAC") pursuant to a written service contract, and shall provide a copy of same to Landlord promptly following receipt of same. Tenant shall also provide Landlord with a list of contractors whom Tenant has engaged pursuant to a written agreement for scheduled maintenance or routine repairs of the Premises, or the systems or equipment therein. At the expiration of the Term, Tenant shall deliver the Premises in broom clean condition, reasonable wear and tear excepted.

     Section 8.02.  Landlord's Obligations.  Landlord shall be responsible for
                    ----------------------
and covenants and agrees to maintain in good condition all structural and weight bearing elements of the Building, and shall make all structural repairs to the Building, including but not limited to the external walls, weight-bearing elements and base flooring (below floor covering). Notwithstanding anything to the contrary contained in this Section 8.02, Landlord shall not be responsible for repairs or replacements necessary to correct damage caused by Tenant or Tenant's invitees.

     Section 8.03  Access to Premises. Landlord may enter upon the Premises
                   ------------------
during normal business hours, upon 48 hours prior verbal notice to Tenant's designated representative (except no notice shall be required in the case of emergency), and accompanied by an employee of Tenant, and further provided that the individual or individuals seeking access on behalf of Landlord shall have executed a confidentiality agreement satisfactory to Tenant, for the following purposes:

          (a) to inspect the condition of the Premises;

          (b) to make repairs to the Building or Premises pursuant to the terms of the Lease, provided that Landlord shall make every reasonable effort to minimize any interference with Tenant's use of the Premises, and so long as Landlord is using reasonable efforts to minimize interference, there will be no liability or abatement of Fixed Basic Rent or Additional Rent while such repairs are being undertaken, and

          (c) to show the Premises to prospective purchasers, mortgagees, or other persons having a legitimate interest in viewing the same, and, at any time within nine (9) months prior to the expiration of the Term for the Premises, to brokers or persons wishing to rent the Premises;


     Section 8.04.  Landlord as Building Manager; Manager's Fee.  Tenant shall
                    -------------------------------------------
pay Landlord, or at Landlord's direction, to Landlord's agent, a fee of $400.00 per month, as Additional Rent in accordance with Section 2.02 hereof (the "Manager's Fee").


                                 ARTICLE NINE

                                  Alterations
                                  -----------

     Section 9.01.  Structural Alterations.  Except as provided in Section 9.02
                    ----------------------
hereof, and other than the Tenant Work, Tenant will make no other structural alterations to the Premises or any part thereof , without the prior written consent of Landlord, which consent will not be unreasonably withheld, conditioned, or delayed. Landlord shall not withhold, its consent unless such structural alterations would materially change the character, appearance or use of the Premises, or would weaken or impair the structural integrity or lessen the value of the Premises or any part thereof. Any such permitted alterations shall be performed in accordance with plans and specifications, and a construction schedule, previously approved in writing Landlord. Nevertheless, Tenant shall be permitted to install roof top HVAC units in accordance with plans and specifications previously approved in writing by Landlord. The location of such roof top HVAC units shall be subject to Landlord's reasonable discretion, and such installation shall be performed by a licensed mechanical contractor, which contractor shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed. Any such structural alterations to the Premises shall be subject to the same conditions as apply to the Tenant Work pursuant to Section 4.02 hereof.

     Section 9.02.  Non-Structural Alterations.  Tenant may, at its sole cost,
                    --------------------------
and without the prior written consent of Landlord, make such interior nonstructural alterations, additions, and improvements in and to the Premises as it may deem desirable for its use, provided that Tenant notifies Landlord of Tenant's intention to perform such alterations, additions and improvements and provides Landlord with a copy of any plans and specifications relating thereto. Any such non-structural alterations to the Premises shall be subject to the same conditions as apply to the Tenant Work pursuant to Section 4.02 hereof.

     Section 9.03  Mechanics' Liens.  Tenant shall not, in the making of any
                   ----------------
repairs or alterations pursuant to the provision of this Lease, suffer or permit any mechanic's, laborer's or materialmen's lien to be filed against the Premises, Building, or any part thereof by reason of labor or materials supplied or claimed to have been supplied to Tenant; and if any such lien shall be filed, Tenant, within forty-five days after notice of filing, shall cause it to be discharged of record. In the event that Tenant fails to discharge any such lien as aforesaid, then Landlord may, but shall not be required to, cause such lien to be discharged. Any such payments or expenses incurred by Landlord in connection therewith, shall constitute Additional Rent hereunder and shall be due and payable with the next monthly installment of Fixed Basic Rent. Tenant shall provide Landlord with copies of the praecipe or other record evidencing the discharge of such lien promptly following receipt of same.

     Section 9.04.  Status of Improvements; "As Built" Drawings.  Any
                    -------------------------------------------
alterations or improvements made pursuant to this Lease shall remain on the Premises at the expiration of the Term, unless Landlord and Tenant shall agree otherwise in writing; provided, however, that Tenant shall, at its option, have the right to remove Tenant's trade fixtures, equipment, furnishings or personal property, provided that if damage is caused by such removal, the damage shall be repaired by Tenant by the expiration of the Term.


                                  ARTICLE TEN

                             Insurance and Damage
                             --------------------

     Section 10.01.  Insurance.  Tenant, at Tenant's sole cost and expense,
                     ---------
shall keep or cause the Premises to be kept continuously insured during the Term, under policies providing the following insurance coverages: (i) commercial general liability insurance on an occurring basis with a combined single limit for bodily injury and property damage of not less than $2,000,000.00, including the broad form general liability endorsement, contract liability, and products liability coverage; and (ii) a policy of standard fire, extended coverage and special extended coverage insurance (all risks), including a vandalism and malicious mischief endorsement, in an amount equal to the full replacement value of the Premises, new and without deduction for depreciation of fixtures, furniture and improvements. On or before the Rent Commencement Date, Tenant shall provide Landlord with satisfactory evidence that such insurance is in full force and effect or effectively renewed and that the insurance premiums for such insurance have been paid for the first year of the term. Tenant's obligation to carry or maintain any insurance required to be maintained by Tenant under the Lease may be satisfied by Tenant by providing such coverages under Tenant's existing blanket insurance policy. Such liability policy shall name Landlord as an additional insured, and such casualty policy shall name Landlord as the loss payee, and shall provide for at least thirty (30) days' prior notice of cancellation or modification to Landlord. Upon the execution of this Lease, Tenant shall deposit certificates evidencing such insurance coverages with Landlord, and thereafter shall deposit with Landlord certificates evidencing renewal of such coverages at least fifteen (15) days prior to the expiration thereof. In the event that Tenant shall fail to maintain any such required insurance coverages during the Term, Landlord may, but shall not be obligated to, procure and obtain such insurance coverages and Landlord's costs for such insurance shall constitute Additional Rent hereunder and shall be due and payable with the next monthly installment of Fixed Basic Rent.

     Section 10.02.  Damage or Casualty.
                     ------------------

          (a) In case the Premises or any portion thereof shall be totally or partially damaged or destroyed by fire or by any other casualty whatsoever, then Landlord and Tenant shall proceed with reasonable promptness, and in accordance with paragraph (c) below, to repair and restore the Premises to at least as good a condition as that which existed immediately prior to such fire or other casualty and during such repair period, there shall be an abatement of rent. In the event Landlord receives any insurance proceeds from the property insurance maintained by Tenant pursuant to
Section 10.01, Landlord shall turn such proceeds over to Tenant for the purpose of making such repairs.

          (b) In the event that any of the insurance monies paid by the insurance companies to Tenant shall remain after the completion of such repairs, restoration or reconstruction, the excess shall be paid to or retained by Tenant, as Tenant's property. In the event that the proceeds of any insurance policies are insufficient to restore the Premises to the condition that they were in prior to the occurrence of the casualty, either party hereto may terminate this Lease upon ten (10) days prior written notice to the other party of such election, and the Lease shall terminate on the date set forth in such notice unless the other party shall elect and agree to pay any short fall necessary to effect the required repairs, restoration or reconstruction, and in which case the insurance proceeds shall be apportioned between the parties hereto in the same proportion as the cost of the Tenant Work bears to the aggregate of the cost of the Landlord Improvements plus (i) the actual cost to Landlord to acquire the Building (exclusive of the land and appurtenances) or
(ii) $1,800,000, whichever is less.

          (c) All repairs, restoration and reconstruction to the interior of the Building, or other portions of the Premises comprising the Tenant Work shall be performed by Tenant subject to the conditions set forth in Section 4.02 and
Section 9.01 hereof. All repairs, restoration and reconstruction to the exterior of the Building, or other exterior improvements to the Premises shall be performed by Landlord. The parties shall cooperate with one another and shall have mutual responsibility for the adjustment of all insurance claims.

     Section 10.03.  Cooperation in Actions.  Landlord and Tenant each will
                     ----------------------
cooperate with the other, to such extent as such other party may reasonably require, in connection with the prosecution or defense of any action or proceeding arising out of, or for the collection of any insurance monies that may be due in the event of, any loss or damage, and each will execute and deliver to such other party such instruments as may be required to facilitate the recovery of any insurance monies.

     Section 10.04.  Notice of Casualty.  Tenant shall give prompt written and
                     ------------------
verbal notice to Landlord with respect to all fires or other casualties occurring upon the Premises.

     Section 10.05.  Waiver of Subrogation; Rights Under Insurance Policies.
                     ------------------------------------------------------
Each of the parties hereto hereby release the other, to the extent of the releasing party's insurance coverage, from any and all liability for any loss or damage which may be inflicted upon the Premises of such party even if such loss or damage shall be brought about by the fault or negligence of the other party, its agents or employees; provided, however, that this release shall be effective only with respect to loss or damage occurring during such time as the appropriate policy of insurance shall contain a clause to the effect that this release shall not affect said policy or the right of the insured to recover thereunder. If any policy does not permit such a waiver, and if the party to benefit therefrom requests that such a waiver be obtained, the other party agrees to obtain an endorsement to its insurance policies permitting such waiver of subrogation if it is available and if such policies do not provide therefor. If an additional premium is charged for such waiver, the party benefiting therefrom, if it desires to have the waiver, agrees to pay to the other the amount of such additional premium promptly upon being billed therefor.


                                ARTICLE ELEVEN

                                 Condemnation
                                 ------------

     Section 11.01.  Condemnation.  In the event that the Premises, or any part
                     ------------
thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by agreement between Landlord, Tenant and those authorized to exercise such right (hereinafter collectively called "Condemnation Proceedings"), Tenant shall have the right to make a claim against the condemnor for moving expenses, business dislocation damages or damages to Tenant's business and personal property owned by Tenant, including but not limited to those items constituting Tenant Work. The parties agree to execute any and all further documents that may be required in order to facilitate collection of any such award or awards.

     Section 11.02.  Total Condemnation.  If title to the fee of the whole or
                     ------------------
materially all of the Premises shall be taken by Condemnation Proceedings, for any public or quasi-public use, this Lease shall cease and terminate, and all Fixed Basic Rent, Additional Rent and other charges paid or payable by Tenant hereunder shall be apportioned, as of the date possession of the Premises must be delivered to the condemning authority, and the total award, except for any award specifically to Tenant as described in Section 11.01 above, shall be retained by Landlord. For the purposes of this Section, a taking of the whole or materially all of the Premises shall be deemed to have occurred if the portion of the Premises not so taken, in Landlord's reasonable, good faith judgment, cannot be reconstructed or repaired so as to constitute a facility usable by Tenant for the purposes which the Premises were being used by Tenant immediately prior to such taking.

     Section 11.03.  Partial Condemnation.  Unless otherwise required by any
                     --------------------
mortgage lender of Landlord, if at any time during the term of this Lease, title to less than the whole or materially all of the Premises shall be taken in Condemnation Proceedings, all the award or proceeds collected by Landlord pursuant to Section 11.01 hereof shall be held by Landlord and applied and paid over toward the cost of demolition, repair and restoration, substantially in the same manner and subject to the same conditions as those provided in Section
10.03 hereof with respect to insurance and other monies and provided no Event of Default shall have occurred. Any balance remaining in the hands of Landlord after payment of such costs of demolition, repair and restoration as aforementioned shall be the sole property of Landlord. This Lease shall continue in full force and effect; provided however, the Fixed Basic Rent shall be reduced by the proportion that the square footage of the Building taken in condemnation bears to the total square footage of the Building.

                                ARTICLE TWELVE

                                    Default
                                    -------

     Section 12.01.  Events of Default; Termination. The occurrence of each of
                     ------------------------------
the following shall be an "Event of Default" hereunder:

          (a) if Tenant shall make an assignment of a material portion of its assets for the benefit of its creditors, or if a material portion of Tenant's assets shall become subject to a levy or attachment by any judgment creditors or governmental authorities and such attachment or levy is not discharged or dissolved within forty-five (45) days after the date of such attachment or levy; or

          (b) if Tenant indicates an intention to file a petition or if any petition shall be filed by or against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and in the case of an involuntary bankruptcy petition such proceedings shall not be dismissed within ninety (90) days after the institution of the same; or

          (c) if, in any proceeding, a receiver or trustee be appointed for all or any portion of Tenant's property, and such receivership or trustee shall not be vacated or set aside within ninety (90) days after the appointment of such receiver or trustee; or

          (d) if Tenant shall fail to pay any installment of Fixed Basic Rent or Additional Rent, or any part thereof, when the same shall become due and payable for a period of ten (10) business days after written notice to Tenant from Landlord; or

          (e) if Tenant shall abandon the Premises, without the prior consent of Landlord, by removing all or substantially all of Tenant's furniture, equipment and personal property from the Premises, provided that Tenant shall also be delinquent in the payment of Fixed Basic Rent or fail to obtain any additional insurance coverage that may be required by Tenant's insurance carrier in order to insure a vacant building; or

          (f) if Tenant shall fail to perform or observe any other material provision, condition or requirement of this Lease (not hereinbefore in this Section 12.01 specifically referred to) on the part of Tenant to be performed or observed, and such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant, or, if such Event of Default is of such a nature that it cannot, with due diligence, be cured within a period of thirty
(30) days, if Tenant shall have failed to commence the curing of such default within the period of thirty (30) days referred to above and shall thereafter fail to continue with all due diligence to complete the curing of such default and completes such cure in any event within ninety (90) days after notice thereof.

     Section 12.02.  Remedies.  Upon the occurrence of an Event of Default, and
                     --------
at any time thereafter, Landlord shall have the following rights and may elect any one or more of the following remedies:

          (a) To accelerate the whole or any part of the Fixed Basic Rent for the remainder of the Term (the "Accelerated Rent"), which Accelerated Rent shall be discounted to present value on the basis of a discount rate equal to the prime rate offered by CoreStates Bank, N.A., applied and calculated on the date of receipt by Landlord of such Accelerated Rent; and shall be deemed due and payable as if, by the terms and provisions of this Lease, such Accelerated Rent was on that date payable in advance.

          (b) Without waiving Landlord's right to recover the Accelerated Rent as herein provided, Landlord may re-enter the Premises, and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution or damages therefor, and repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of an Event of Default, Landlord may, at Landlord's option, either terminate this Lease or make such alterations and repairs as may be necessary in order to relet the Premises and relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term of and at such rent or rents and upon such other term and conditions as in Landlord's sole discretion may seem advisable and to such person or persons as may in Landlord's discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and all costs of such alterations and repairs; second, to the payment of any indebtedness other than Fixed Basic Rent due hereunder from Tenant to Landlord; third, to the payment of Additional Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as it may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or in the event that the Premises or any portion thereof is relet, for failure to collect the rent thereof under such reletting. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

          (c) Without waiving Landlord's right to recover the Accelerated Rent as herein provided, Landlord may terminate the Lease and thereupon all rights of Tenant under this Lease shall expire and terminate and Tenant shall forthwith quit and surrender possession of the Premises in the condition specified in
Section 8.01 hereof.

     Section 12.03.  Non-Waiver.  No waiver by Landlord of any breach by Tenant
                     ----------
or any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to any subsequent breach.

     Section 12.04.  Rights and Remedies Cumulative.  No right or remedy
                     ------------------------------
herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

     Section 12.05.  Waiver of Trial by Jury.  LANDLORD AND TENANT HEREBY
                     -----------------------
IRREVOCABLY AGREE TO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OF OR OCCUPANCY OF THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE OR REMEDY.

                               ARTICLE THIRTEEN

     Section 13.01.  Quiet Enjoyment.  Tenant, upon paying the rent herein
                     ---------------
reserved, and performing and observing the covenants, conditions and agreements hereof upon the part of Tenant to be performed and observed, shall and may peaceably hold and enjoy the said Premises during the term hereof, without any interruption or disturbance from Landlord or anyone claiming by, through or under Landlord, subject, however, to the terms of this Lease and subject to all matters which now affect the Premises and subject to the rights of Landlord's mortgage lenders under all present and future mortgages of Landlord covering the Premises. This covenant shall be construed as running with the land to and against subsequent owners and successors in interest, and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of Landlord's interest in said Premises and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon such subsequent owners and successors in interest, to the extent of their respective interests, as and when they shall acquire the same, and only so long as they shall retain such interest.

     Section 13.02.  Subordination, Non-Disturbance and Attornment. This Lease,
                     ---------------------------------------------
and Tenant's rights hereunder, including, without limitation the Option granted pursuant to Article 15 hereof, shall not be subject or subordinate to the lien of any mortgage, ground lease, or other encumbrance, encumbering the Premises, unless Tenant and such encumbrancer execute an agreement, certificate or other writing, which contains a provision that so long as Tenant shall not be in default under the terms of the Lease, the Lease, the Option and all of Tenant's other rights hereunder, and Tenant attorns to such encumbrancer, the Lease shall remain in full force and effect regardless of any event of foreclosure or termination upon any such mortgage, ground lease or other encumbrance. Such agreement shall also contain a provision, which obligates Tenant, notwithstanding any claim, defense or right of setoff that otherwise may be available to

Tenant in the event that Landlord is in default under the terms of this Lease, to make payments of Fixed Basic Rent to such encumbrancer, and provides any claim, defense or right of setoff that Tenant may have under applicable law would only apply to such portion of the Fixed Basic Rent that exceeds the amount of Landlord's regular monthly installment payment of debt service to such encumbrancer.

     Section 13.03.  Tenant Estoppel Certificate.  Tenant shall, within ten
                     ---------------------------
(10) days following request of Landlord, execute an estoppel certificate or similar writing, certifying to Landlord's mortgagee or purchaser such facts, if true, and agreeing to such notice provisions and other matters as such mortgagee or purchaser may reasonably require in connection with Landlord's present or future financing or sale of the Building.

     Section 13.04.  Landlord's Lien Waiver.  Within thirty (30) days following
                     ----------------------
the written request of Tenant, Landlord shall execute a waiver or similar writing, as may be reasonably required in connection with any present or future financing provided to Tenant by any creditor, in order to evidence that Landlord waives, releases and relinquishes any and all rights (including the right to a landlord's lien), interest, or claim, if any, in or to all equipment, trade fixtures, goods, inventory, accounts, or accounts receivable (as those terms are defined under the Uniform Commercial Code), which are now or hereafter located or stored on, or otherwise do now or hereafter pertain to, the Premises, and which are subject to a security interest or lease agreement granted or entered into by Tenant in favor of any creditor of Tenant (collectively, such items are referred to as the "Collateral").. Landlord shall not take custody or possession of the Collateral, or distrain or remove any of the Collateral from the Premises, or interfere with the shipment, removal or delivery of any Collateral to or from the Premises by Tenant (or any third party acting with Tenant's permission), without having first provided thirty (30) days written notice of such proposed action to any such creditor of Tenant to whom Landlord shall have previously delivered a waiver or similar writing.

                               ARTICLE FOURTEEN

                             Option to Renew Lease
                             --------------------

     Section 14.01.  Option to Renew.  Provided that this Lease has not been
                     ---------------
sooner terminated or expired as provided for herein and that no Event of Default shall have occurred and be continuing on the date of the exercise of the option to renew, Tenant shall have two consecutive options to extend the term (the "Renewal Options") of this Lease beyond the initial term for five year periods each. Such option shall be exercised by Tenant giving its written notice to Landlord at least one hundred and eighty (180) days prior to the expiration of the then current term of this Lease (collectively, the "Renewal Terms" and in the case of the first five year renewal term, the "First Renewal Term" and in the case of the second five year renewal term, the "Second Renewal Term").

     Section 14.02.  Adjustment to Fixed Basic Rent.  Adjustment to In the event
                     ------------------------------
Tenant elects to exercise such option to extend the term of this Lease, the Fixed Basic Rent during the Renewal Terms shall be as follows: (a) during the First Renewal Term, the Fixed Basic Rent shall be $930,000.00 per annum, payable in equal monthly installments of $77,500.00 each (the "First Renewal Fixed Basic Rent") and (b) during the Second Renewal Term, the Fixed Basic Rent shall be as follows:


     Year                Yearly Payments          Monthly Payments
     ----                ---------------          ----------------
Lease Year 21              $  957,900.00                $79,825.00
Lease Year 22              $  986,637.00                $82,219.75
Lease Year 23              $1,016,236.11                $84,686.35
Lease Year 24              $1,046,723.19                $87,226.93
Lease Year 25              $1,078,124.89                $89,843.74

All other terms of the Lease shall remain the same.

                         ARTICLE FIFTEEN

                 Option to Purchase and Right of First Refusal
                 ---------------------------------------------

     Section 15.01.  Tenant's Option to Purchase.  In consideration of
                     ---------------------------
Tenant's acceptance of this Lease, Tenant is hereby granted the exclusive right and option to purchase the Building, together with all of all those certain parcels and tracts of land on which the Building is situate, and all of Landlord's estate, right, title and interest thereto, including all easements and appurtenances thereto (collectively, the "Real Estate"), at any time prior to Lease Year 3, provided the Lease is then in full force and effect (the "Option"). The Option is to be exercised by Tenant's giving written notice of its intention to purchase the Real Estate to Landlord not less than sixty (60) days prior to Lease Year 3. This Lease and the aforesaid notice of Tenant's exercise of the Option shall constitute an agreement of sale between the parties, whereby Landlord agrees to sell and Tenant agrees to purchase the Real Estate upon the following terms and conditions:

          (a) Settlement for the purchase of the Real Estate shall be on the earlier of (i) the date designated in Tenant's notice, which date shall be not less than thirty (30) days after the date such notice is delivered to Landlord, or (ii) the commencement date of Lease Year 3. Settlement shall occur in the office of Tenant's title insurance company, on such date as shall be designated in the aforesaid notice from Tenant to Landlord.

          (b) In the event that Tenant effectively exercises the Option, the purchase price for the Real Estate shall be equal to the sum of $6,500,000.00, plus $21,000.00 multiplied by the number of full calendar months occurring after the first full calendar month of Lease Year 1 and before the calendar month during which settlement occurs, but including a pro rated portion of the $21,000 for the calendar month during which settlement occurs; provided however, that in the event that settlement is delayed through no fault of Tenant, the purchase price shall be calculated as if settlement had occurred on the date designated in Tenant's notice; and provided further that in no event shall the purchase price exceed the sum of $7,000,000.00.

          (c) The purchase price, computed as above provided, shall be payable by Tenant to Landlord, or to Landlord's mortgage lender if required by such lender, at the time of settlement, by title company check, cashier's check, certified check, or other immediately available funds.

          (d) Tenant and Landlord shall each pay fifty percent (50%) of all realty transfer taxes, documentary stamp taxes or other taxes and charges imposed by the federal, state or local authorities upon the conveyance.

          (e) Landlord shall convey to Tenant a good and marketable fee simple title to the Real Estate, free and clear of all liens, encumbrances, easements, restrictions or other exceptions or objections, except for the Permitted Exceptions, and except as have been created or consented to by Tenant during the term of this Lease. Tenant's title shall be insurable as such at ordinary rates by Commonwealth Land Title Insurance Company or such other title insurance company selected by Tenant. Except for Landlord's special warranty contained in the deed conveying the Real Estate to Tenant, which warranty shall be subject to the aforesaid permitted exceptions, Landlord shall make no representations or warranties regarding the Real Estate.

          (f) Tenant acknowledges that Tenant's obligation to purchase the Real estate following the effective exercise of the Option shall not be subject to Tenant's ability to obtain purchase money financing or any other contingency, except for Landlord's obligation to deliver title to the Real estate as aforesaid. In the event Tenant fails to complete settlement for any reason whatsoever, this Lease shall remain in full force and effect in accordance with its terms, including the right to exercise the Renewal Options. In the event that Tenant is in default of its obligation to purchase the Real Estate, when and as required hereunder, and such default is not cured within ten (10) days of the date of such default, Tenant shall reimburse Landlord for Landlord's reasonable costs and expenses actually incurred by Landlord in anticipation of completing settlement, but in no event shall Tenant be obligated to reimburse Landlord for more than $5,000.00.

     Section 15.02.  Tenant's Right of First Refusal.  Tenant's Landlord hereby
                     -------------------------------
grants to Tenant an exclusive right of first refusal to purchase the Real Estate on the terms set forth in this Section 15.02. In the event that at any time during the Term, and provided the Lease is then in full force and effect, Landlord shall receive a bona fide offer to purchase all or any part of the Real Estate, and desires to accept such offer, then Landlord shall promptly notify Tenant in writing of such offer, such notice to specify the price, payment and other material terms of such offer, and Landlord shall first offer to sell the Real Estate or such portion of the Real Estate which is the subject of such offer to Tenant on the same such terms. Tenant may accept such offer by written notice to Landlord within fifteen (15) business days following the receipt of Landlord's notice to Tenant. Upon Tenant's acceptance of such offer, closing shall occur in accordance with the terms of the offer provided to Tenant by Landlord. If Tenant does not agree to purchase the Real Estate or the subject portion thereof, Landlord shall have the right to proceed to sell the Real Estate, or the subject portion thereof, pursuant to the terms of such offer or on other terms no more favorable to the purchaser than were presented to Tenant, subject to this Lease, the Option, and the other rights of Tenant hereunder, and provided such sale is completed within the later of (i) 120 days from the date Tenant gives notice that it does not elect to purchase the Real Estate, or (ii) the period of time set forth in such offer. Notwithstanding anything set forth herein to the contrary, Landlord shall not be permitted to sell or convey the Real Estate during the first two years of the Term to anyone but Tenant, except for a conveyance to a partnership, trust, or other legal entity in which Brian O'Neill, an individual who presently owns an interest in Landlord, shall continue to own a legal or beneficial interest, and with respect to such conveyance Tenant's right of first refusal granted under this Section shall not be deemed to be extinguished and the deed or other writing evidencing such conveyance shall expressly provide that the conveyance and the grantee's rights with respect thereto are and shall be subject to this Lease.

     Section 15.03.  Memorandum of Lease and Option to Purchase.  Concurrently
                     ------------------------------------------
with the execution hereof, the parties hereto shall execute and deliver a memorandum of this lease and option to purchase in the form attached hereto as Exhibit "D," which memorandum shall thereafter be promptly recorded in the Office of the Recorder of Deeds of Montgomery County, Pennsylvania. The memorandum shall indicate the terms by which the lease and option to purchase granted herein shall expire.

                                ARTICLE SIXTEEN

                                 Miscellaneous
                                 -------------

     Section 16.01.  Assignment; Sublease.
                     --------------------

          (a) Except as provided in paragraph (b) below, Tenant shall not assign or sublet the Premises or any part thereof without Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice prior to the anticipated effective date of the assignment or sublease, and shall provide Landlord with a written sublease or assignment, signed by each of Tenant and Tenant's assignee or subtenant, and a copy of the most recently available financial statement for such assignee or subtenant. Landlord shall then have a period of ten (10) days following receipt of such notice to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so requested by Tenant, or (2) to permit Tenant to assign this Lease or sublet such space. If Landlord shall fail to notify Tenant in writing of such election within such period, Landlord shall be deemed to have approved such assignment or sublease.

          (b)  Notwithstanding anything to the contrary contained in paragraph
(a) above, Tenant may assign or sublet all or any portion of the Premises if either (A) (1) Tenant is not in default of any its obligations under this Lease,
(2) Tenant remains obligated hereunder, (3) the proposed use of the Premises is in compliance with all applicable Laws pertaining to the Premises, and does not violate any restrictive covenant to which the Landlord may be bound, and (4) the prospective assignee or subtenant has signed a written sublease or assignment with Tenant and therein agrees to be bound by all the terms and conditions of the Lease respecting the portion of the Premises that is the subject of the assignment or sublease, or (B) (1) such assignee or subtenant is a subsidiary or an affiliate of Tenant, or owns or controls Tenant, (2) acquires all or substantially all of the assets of Tenant, or (3) acquires all or a majority of the capital stock of Tenant, Landlord shall consent and approve the proposed assignment or sublease within ten (10) days of Tenant's notice and shall not be permitted to withhold or condition such approval and consent.

          (c) Any rent or other consideration realized by Tenant under any such sublease or assignment in excess of Fixed Basic Rent payable hereunder, net of the reasonable cost of any improvements which Tenant has made for the purpose of assigning or subletting all or a part of the Premises and other expenses incurred by Tenant associated with such assignment or subletting, including, without limitation, brokerage commissions and legal fees, shall be divided and paid, ten percent (10%) to Tenant, and ninety percent (90%) to Landlord.

          (d) No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease. Any assignment of subletting which conflicts with the provisions hereof shall be void.

     Section 16.02.  Notice.  All notices, requests and other communications
                     ------
under this Lease shall be in writing and shall either be sent by registered or certified mail, return receipt requested, postage prepaid, by an overnight courier guaranteeing next day delivery (e.g., Federal Express, Purolator, UPS), in each instance addressed, as follows:

     To Landlord:        525 VIRGINIA DRIVE ASSOCIATES LIMITED PARTNERSHIP
                         443 South Gulph Road
                         King of Prussia, Pennsylvania 19406
                         Attention:

     With Copy to:       Kevin W. Walsh, Esquire
                         Adelman, Lavine, Gold & Levin
                         1900 Two Penn Center Plaza
                         Philadelphia, PA  19102

     To Tenant:          BIO-PHARM PHARMACEUTICS SERVICES, INC.
                         425 Delaware Drive
                         Fort Washington, Pennsylvania 19034-2703
                              Attention:  John Santoro

     With Copy to:       Linda Ann Galante, Esquire
                         Stradley, Ronon, Stevens & Young. LLP
                         30 Valley Stream Parkway
                         Malvern, PA  19355

or at such other address of which Seller or Purchaser shall have given notice as herein provided. All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereon on the second
(2nd) day after the date of mailing thereof, or one day after overnight delivery, and may be given on behalf of any party by its counsel.

     Section 16.03  Signage.  During the last nine (9) months of the term,
                    -------
Landlord may place and maintain a "For Rent" or "For Sale" sign in or on the Premises, subject to Upper Dublin Township regulations.

     Section 16.04.  Survival of Valid Terms.  Survival of Valid If any term or
                     -----------------------
provision of this Lease or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     Section 16.05.  Covenants to Bind and Benefit Respective Parties 16.05.
                     ------------------------------------------------------
The terms, conditions, covenants, provisions and agreements herein contained shall be binding upon and inure to the benefit of Landlord and Tenant, their successors and assigns.

     Section 16.06.  Captions and Headings.  The captions and headings
                     ---------------------
throughout this Lease are for convenience and reference only and the words contained therein shall in no way be held or deemed to define, limit, describe, or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease.

     Section 16.07.  Governing Law.  This Lease and the relative rights,
                     -------------
privileges, duties and obligations of the parties hereunder shall be governed by the Laws of the Commonwealth of Pennsylvania.

     Section 16.08  Confidentiality.
                    ---------------
          (a) Landlord acknowledges that in the course of managing the Building Landlord may gain access to information or materials that are confidential or proprietary to Tenant, including information or materials pertaining to Tenant's business operations or information or materials with respect to which Tenant may be under an obligation of confidentiality to third parties ("Confidential Information"). Additionally the names, terms, conditions, facts, or other information pertaining to this Lease shall be deemed Confidential Information. Landlord shall keep all Confidential Information in strict confidence under appropriate safeguards. Except as may be required by judicial process, neither Landlord nor any employee, officer, director, agent or attorney of Landlord shall (i) disclose or reveal any Confidential Information, except with respect to the terms and conditions of this Lease, which may be disclosed to a limited group of the Landlords' officers, agents, and attorneys, who are actively participating in the negotiation, approval and execution of the Lease ("Party Representatives"), each of whom shall be informed of the confidential nature of the Lease; or (b) use any confidential Information in any way that could be detrimental to Tenant. This Section 16.08 shall be binding upon and inure to the benefit of all parties hereto and to each of their respective Party Representatives.

       Section 16.09  Lease Guaranty.  Contemporaneously with the execution of
                      --------------
this Lease by Tenant, Guarantor shall execute and deliver to Landlord a guaranty in the form attached hereto as Exhibit "E".

       Section 16.10  Counterparts.   This Lease may be executed by the parties
                      ------------
in any number of counterparts, each of which so executed shall be deemed an original; and such counterparts shall together constitute but one and the same Lease.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed as of the day and year first above written.

                              525 VIRGINIA DRIVE ASSOCIATES
                              LIMITED PARTNERSHIP, a Pennsylvania limited partnership, by its sole general partner 525 VIRGINIA DRIVE ASSOCIATES ACQUISITION CORPORATION, a Pennsylvania corporation



                              By:_________________________________
                                   President

                              BIO-PHARM PHARMACEUTICS SERVICES, INC.,
                              a Delaware corporation



                              By:_________________________________
                                   Vice President

                                  EXHIBIT "A"


                       LEGAL DESCRIPTION OF THE PREMISES

                                 EXHIBIT "B-1"


              PLANS AND SPECIFICATIONS FOR LANDLORD IMPROVEMENTS
(Comprised of the HSC Work Letter, as amended, the roofing contractor's letter, the artist's rendering, landscaping plan, and the parking plan, all to be attached hereto).

                                 EXHIBIT "B-2"


                   PLANS AND SPECIFICATIONS FOR TENANT WORK
(Comprised of any available plans and specifications that may have been approved by Tenant prior to the execution of the Lease, if any, to be attached hereto).

                                  EXHIBIT "C"


                             PERMITTED EXCEPTIONS

                                  EXHIBIT "D"


                              MEMORANDUM OF LEASE

                                  EXHIBIT "E"


                            FORM OF LEASE GUARANTY

                                      34